Mairs and Power
Small Cap Fund

Ticker Symbol: MSCFX

Summary Prospectus August 11, 2011

The Fund's investment objectives, risks and expenses must be considered carefully before investing. The Fund's Prospectus and Statement of Additional Information, both dated August 11, 2011, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund's Prospectus and other information about the Fund, go to www.mairsandpower.com or call 800-304-7404.

Fund Summary

Investment Objective

The objective of the Mairs and Power Small Cap Fund (the Fund) is to seek above-average long-term appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that
you pay each year as a percentage of the value of
your investment)

Management Fees	0.90%
Other Expenses (Transfer Agent, Custodian, Accounting, Legal, Audit, etc.)(1)	11.53%
Total Annual Fund Operating Expenses	12.43%
Fee Waiver and/or Expense Reimbursement(2)	11.18%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.25%

(1)  "Other Expenses" are based on estimated amounts for the Fund's current fiscal year because it is a new fund.

(2)  The Fund's investment adviser has agreed to waive its investment management and fund administration fees and reimburse expenses to the extent necessary to prevent total annual fund operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding 1.25% through December 31, 2014. The adviser cannot terminate this arrangement before that date without the agreement of the Fund's board of trustees.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and you then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The costs in the one-year example and the three-year example reflect the investment adviser's agreement to waive fees and reimburse expenses through December 31, 2014. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years
$128	$399

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

Principal Investment Strategies

The Fund normally will invest at least 80% of its net assets (including borrowings for investment purposes) in common stocks issued by small cap companies, with some emphasis on companies located in the Upper Midwest region. For this purpose, small cap companies are defined as companies whose market capitalization at the time of purchase come within the range represented by companies in the Standard & Poor's SmallCap 600 Index (S&P 600) as of December 31 of the preceding year. The S&P 600 is a widely used benchmark for small cap performance and is rebalanced continuously. As of

December 31, 2010, the market capitalization ranges for the S&P 600 were $69 million to $3.24 billion.

In selecting stocks, preference is given to companies with attractive business niches, strong competitive positions, and the potential to grow revenues, earnings and cash flows consistently over the long term. Capable management with a track record of prudent capital deployment is also an important consideration. Some emphasis is given to companies generally located in the Upper Midwest region of the United States. Stock selection may reflect either a growth or value investment approach. The Fund also can invest in common stocks issued by companies with market capitalizations above the range of the S&P 600; in convertible debt securities which are rated less than investment grade (also known as "high yield" or "junk" bonds); and up to 25% of its assets in securities of foreign issuers which are listed on a U.S. stock exchange or are represented by American Depositary Receipts (ADRs). The Fund seeks to keep its assets reasonably fully invested at all times, to maintain modest portfolio turnover rates, and to mitigate risk by investing in a diversified portfolio of securities.

Principal Risks of Investing in the Fund

All investments have risks. The Fund is designed for long-term investors. Shareholders should be prepared to accept fluctuations in portfolio value as the Fund seeks to achieve its investment objective. The Fund cannot provide assurance that it will achieve its objective. Loss of money is a risk of investing in the Fund. The main risks of investing in the Fund are:

Market Conditions

Equity securities are generally subject to greater risk than fixed income securities in adverse market conditions. Equity security prices may fluctuate markedly over the short-term due to changing market conditions, interest rate fluctuations and various economic and political factors.

Fund Management

Active management by the investment adviser in selecting and maintaining a portfolio of securities that will achieve the Fund's investment objective could cause the Fund to underperform compared to other funds having similar investment objectives.

Common Stock

Common stocks represent an ownership interest in a corporation. The Fund could lose money if a company in which it invests becomes financially distressed.

Small Cap Stocks

Generally, companies with smaller market capitalizations have fewer shares traded daily, less liquidity, and greater price volatility than companies with larger market capitalizations. In addition, small cap companies tend to have shorter track records, a more limited product or service base, more limited access to capital, and a greater possibility of failing. These factors increase the risk of investing in small cap companies, as compared to mid cap and large cap companies.

Initial Public Offering (IPO) Risk

This Fund may invest in initial public offerings by small cap companies, which can involve greater risks than investments in companies which are already publicly traded. The companies which make IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. In addition, stock prices of IPOs can be highly unstable due to the absence of a prior public market and other factors.

Convertible Debt Securities Rated Less than Investment-Grade

These securities have a higher degree of credit risk. Companies that issue these lower rated securities are often highly leveraged and traditional methods of financing may not be available to them. Also, market values of lower rated securities may be more sensitive to developments which affect the individual issuer and to general economic conditions.

Securities of Foreign Issuers and ADRs

There are certain risks in securities of foreign issuers which are not associated with domestic securities. These risks among others include political, social or economic instability, difficulty in predicting international trade patterns, taxation trading practices, and greater fluctuations in price than United States corporations. In addition, there may be less publicly available information about a foreign company than about a United States domiciled company.

Performance

Performance information is not included because the Fund does not have one full calendar year of performance. When the Fund begins presenting such performance information, the Fund's performance will be compared to a broad measure of market performance to give some indication of the risks of investing in the Fund.

Portfolio Management

The Fund employs Mairs and Power, Inc. (the Adviser) to manage the Fund's investment portfolio. Andrew R. Adams, the lead portfolio manager of the Fund since 2011, has been Vice President of the Adviser since 2006 and Director of the Adviser since 2009.

Purchase and Sale of Fund Shares

The minimum initial and subsequent investment amounts offered by the Fund are:

Type of Account	Minimum Investment	Subsequent Investment
Regular	$2,500	$100
IRA	$1,000	$100

You may purchase or redeem Fund shares directly through the Fund's transfer agent by writing or calling:

Mairs and Power Small Cap Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Telephone: 800-304-7404

Fund transactions may be made on any day the New York Stock Exchange is open for business.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Such distributions to individual retirement accounts and qualified retirement plans are generally tax-free.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer, bank or other financial intermediary (such as a financial adviser), the Fund and/or the Fund's investment adviser may pay a fee to the intermediary for certain services including sub-accounting services, delivering Fund documents to shareholders and providing information about the Fund. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.